Exhibit 10.53
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 16, 2006 by and among NATIONAL CONSUMER COOPERATIVE BANK, D/B/A NATIONAL COOPERATIVE BANK (the “Borrower”), each of the financial institutions a party hereto (the “Banks”), and SUNTRUST BANK, as Agent (the “Agent”).
     WHEREAS, the Borrower, the Banks, and the Agent have entered into that certain Credit Agreement dated as of May 1, 2006 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Banks and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:
     (a) The Credit Agreement is amended by deleting Section 2.1(b)(i) in its entirety and substituting in its place the following:
     (i) SWING LINE LOANS. Subject to the terms and conditions hereof and relying on the representations and warranties herein set forth, upon the Borrower’s request, and subject to the terms and conditions of this Agreement and so long as the Swing Line Lender does not have actual notice that there exists an Event of Default or Default, the Swing Line Lender hereby agrees to make Swing Line Loans to the Borrower from time to time during the Availability Period and upon the terms provided in this Agreement in an aggregate principal amount that will not exceed a Swing Line Loan Limit of up to Thirty Million Dollars ($30,000,000.00); provided, that the Swing Line Lender shall not in any event be permitted to make any Swing Line Loan if, after giving effect thereto (A) the Revolving Credit Exposure of all Banks at any time exceeds the Aggregate Revolving Commitment, or (B) the aggregate outstanding principal balance of Swing Line Loans would exceed the Swing Line Commitment. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay in whole or in part, and reborrow under the Swing Line Loan Limit. Indebtedness of the Borrower under the Swing Line Loan Limit shall be evidenced by the Swing Line Note.

     (b) The Credit Agreement is amended by deleting the introductory clause of Article 5 in its entirety and substituting in its place the following:
     While any Revolving Commitments are outstanding, and, in the event any Loan or LC Exposure remains outstanding, and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrower shall deliver each of the following statements, reports, certificates and notices to the Agent and the Banks; provided, that documents required to be delivered pursuant to this Article 5 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which the Agent receives notice from the Borrower that such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Bank and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent). Notwithstanding anything contained herein, (i) the Borrower shall deliver paper copies of such documents at the request of the Agent and (ii) in every instance the Borrower shall be required to provide paper copies of the compliance certificate required by Section 5.5 to the Agent. Except for such compliance certificate, the Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Bank shall be solely responsible for requesting delivery to it or maintaining its copies of such documents:
     (c) The Credit Agreement is amended by deleting the final paragraph of Section 5.2 in its entirety.
     Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:
     (a) A counterpart of this Amendment duly executed by the Borrower and the Majority Banks; and
     (b) Such other documents, instruments and agreements as the Agent may reasonably request.
     Section 3. Representations. The Borrower represents and warrants to the Agent and the Banks that:

     (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.
     (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require the consent, license, approval, authorization or declaration of any Governmental Authority, bureau or agency, or violate any applicable laws relating to the Borrower; (ii) conflict with or result in a breach of any court or Governmental Authority, bureau or agency, domestic or foreign, or any charter or by-laws of the Borrower (iii) create a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which the Borrower is bound or any of its properties or assets is affected or (iv) result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower.
     (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
     Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Banks in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.
     Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
     Section 6. Expenses. Consistent with and subject to Section 10.1 of the Credit Agreement, the Borrower shall reimburse the Agent and each Lender upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent or such Lender in connection with the preparation, negotiation and execution of this Amendment.

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     Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
     Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
     Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK
By:
Name:
Title:

THE AGENT AND THE BANKS: SUNTRUST BANK, AS ADMINISTRATIVE AGENT, AS A BANK, AS ISSUING BANK, AND AS SWING LINE LENDER
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

WACHOVIA BANK, N.A.
By:
Name:
Title:

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[Signature Page to First Amendment to Credit Agreement]

CALYON NEW YORK BRANCH
By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.
By:
Name:
Title:

JP MORGAN CHASE BANK NY
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:
Name:
Title:

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[Signature Page to First Amendment to Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:

LASALLE BANK N.A.
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH
By:
Name:
Title:

MIZUHO CORPORATE BANK (USA)
By:
Name:
Title:

U.S. BANK N.A.
By:
Name:
Title:

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THE BANK OF NOVA SCOTIA

[Signature Page to First Amendment to Credit Agreement]

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY
By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH
By:
Name:
Title: